UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     SS.240.14a-12


                          Berkeley Technology Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                           BERKELEY TECHNOLOGY LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                 Channel Islands



                                 April 26, 2007


Dear ADR holder:

     You are cordially invited to attend the Annual General Meeting of Shareholders of Berkeley Technology Limited to be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Tuesday, September 18, 2007, at 9:00 a.m. local time.

     Details of the business to be conducted at the meeting are given in the attached Notice of Annual General Meeting of Shareholders and Proxy Statement.

     As an ADR holder you are not entitled to vote directly at the meeting, however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on your behalf in accordance with your instructions. Whether or not you plan to attend the meeting, it is important that your interests be represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). In order for your proxy instructions to be valid, they must be received by The Bank of New York on or before September 11, 2007. You may revoke or amend your proxy for any reason provided that such change is received by The Bank of New York on or before September 11, 2007.

     Thank you for your interest in Berkeley Technology Limited.

Sincerely,


/s/ Robert A. Cornman
Robert A. Cornman
Secretary

                           BERKELEY TECHNOLOGY LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                 Channel Islands


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS


To the ADR holders of Berkeley Technology Limited:

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Berkeley Technology Limited (the "Company") will be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Tuesday, September 18, 2007, at 9:00 a.m. local time, for the following purposes:

Ordinary Business

1. To receive the report of the directors and the financial statements for the year ended December 31, 2006, together with the report of the independent auditors thereon.

2. To re-elect a director, The Viscount Trenchard, who is retiring by rotation.

3. To re-appoint BDO Stoy Hayward, LLP and BDO Seidman, LLP as independent auditors of the Company and to authorize the directors to fix their remuneration.

Other Business

4.   To act on any other matters that may properly come before the meeting.

     The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. To date, no shareholder proposals have been received by the Company. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

     Holders of our Ordinary Shares are entitled to twenty-one (21) clear days notice of, and to vote at, the Annual General Meeting and any adjournment thereof. Only ADR holders of record at the close of business on April 16, 2007 are entitled to notice of, to attend and to have their vote counted at the Annual General Meeting and any adjournment thereof. ADR holders are not entitled to vote directly at the meeting; however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on behalf of the ADR holders in accordance with their instructions. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). IN ORDER FOR YOUR PROXY INSTRUCTIONS TO BE VALID, THEY MUST BE RECEIVED BY THE BANK OF NEW YORK ON OR BEFORE SEPTEMBER 11, 2007. A copy of our Annual Report to Shareholders for the year ended December 31, 2006, which contains audited consolidated financial statements and other information, accompanies this Notice and the enclosed Proxy Statement. All ADR holders are cordially invited to attend the meeting.


By Order of the Board of Directors

/s/Robert A. Cornman
Robert A. Cornman
Secretary

April 26, 2007

                           BERKELEY TECHNOLOGY LIMITED
                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
                        ABOUT THE ANNUAL GENERAL MEETING


General

     This Proxy Statement and the accompanying proxy card are being mailed to ADR holders of Berkeley Technology Limited (the "Company" and, together with its subsidiaries, the "Group") on or about April 26, 2007, in connection with the solicitation of proxies by our Board of Directors for use at the Annual General Meeting of Shareholders to be held on September 18, 2007 (the "Meeting"), or at any adjournments thereof. The Meeting will be held at 9:00 a.m. local time, at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands.

Proxies

     The proxy card accompanying this Proxy Statement, which instructs The Bank of New York as ADR Depositary (the "ADR Depositary"), is solicited by our Board of Directors. ADRs represented by properly executed proxies received by the ADR Depositary in time for the Meeting will be voted in accordance with the choices specified in the proxies. Any ADR holder giving a proxy has the power to revoke it prior to its exercise by giving notice of revocation to the ADR Depositary in writing, or by executing and delivering to the ADR Depositary a later dated proxy. However, such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Proxy instructions, amendments or revocations must therefore be received by the ADR Depositary on or before September 11, 2007.

Solicitation

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials used in the solicitation of proxies will be borne by us. In addition to soliciting by mail, our directors, officers and employees, without receiving any additional compensation, may solicit proxies personally, by telephone or facsimile. Except as described above, we do not presently intend to solicit proxies other than by mail.

     Also enclosed herewith is a copy of our Annual Report to Shareholders for the year ended December 31, 2006.

Voting and Quorum at the Annual General Meeting

     Holders of ADRs should complete and return the enclosed proxy card in accordance with the terms provided thereon not later than the close of business on September 11, 2007. The close of business on April 16, 2007 has been fixed as the record date for the determination of the holders entitled to give instructions of voting rights at the Meeting and any adjournment thereof. Under the depositary agreement between us and the ADR Depositary, the ADR Depositary shall not vote or attempt to exercise the right to vote that attaches to the Ordinary Shares other than in accordance with such instructions.

     Two shareholders present in person or by proxy and entitled to vote, holding in aggregate, or represented by proxy, not less than one-third of the total Ordinary Shares outstanding, shall be a quorum for all purposes. If a quorum is present, directors are elected and all other matters are decided upon by a show of hands, unless before or upon the declaration of the results, a poll is demanded by the Chairman of the Meeting or by at least three shareholders or by one or more shareholders representing not less than one-tenth of the total voting rights of shareholders. If a poll is taken, every shareholder who is present in person by representative or proxy shall have one vote for every share of which he or she is the holder. Cumulative voting in the election of directors is not permitted.

     The Company does not have a policy with regard to members of the Board of Directors attending Annual General Meetings. One Board member attended the prior year's Annual General Meeting.

     Proposals 1 to 3 which are described below are ordinary resolutions. Any other resolutions presented at the meeting would be special resolutions. The approval of an ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. The approval of a special resolution requires an affirmative vote of at least two-thirds of the votes cast at the Meeting. Accordingly, abstentions and broker non-votes will have no effect on any resolution voted on at the Meeting.

     As of March 31, 2007, there were 64,439,073 Ordinary Shares outstanding and 1,283,564 ADRs outstanding, representing 12,835,640 of those Ordinary Shares or 19.9% of the Company's total outstanding shares. Each Ordinary Share carries one vote in a poll. Each ADR carries ten votes indirectly through each Ordinary Share held by the ADR Depositary on the ADR holder's behalf.

     For the purposes of this Proxy Statement, the term "vote" shall refer to either a vote by a holder of Ordinary Shares or instructions to the ADR Depositary by a holder of ADRs.


          PROPOSAL 1 - REPORT OF THE DIRECTORS AND FINANCIAL STATEMENTS

     To receive the report of the directors and the financial statements for the year ended December 31, 2006, together with the report of the independent auditors thereon.

     Our Articles of Association provide that each year the above shall be presented before a General Meeting of Shareholders. The Board of Directors recommends a vote FOR the acceptance of the report of the directors and financial statements for the year ended December 31, 2006, together with the report of the independent auditors thereon. Shareholder approval is not required, but is being sought as a matter of good corporate practice.


                        PROPOSAL 2 - ELECTION OF DIRECTOR

     To re-elect a director, The Viscount Trenchard, who is retiring by rotation.

     Our Articles of Association provide that at each Annual General Meeting, one-third (or the number nearest to but not exceeding one-third) of the directors other than Arthur I. Trueger, who, as he is also our managing director, does not retire by rotation nor is counted in calculating the number of directors to retire by rotation, shall retire from office by rotation. Under our Articles of Association, there shall be no less than three directors. The directors (other than Mr. Trueger) are elected to hold office until they are subject to retirement by rotation. The Viscount Trenchard, the nominated director for 2007, has informed us that he is willing to serve as a director. No person other than a director retiring at the meeting shall, unless recommended by our Board of Directors, be eligible for election to the office of director at any Annual General Meeting unless not less than seven, nor more than twenty-eight (28) days, before the date appointed for the meeting, a notice in writing signed by a shareholder, and a notice in writing signed by that person of his willingness to be elected, has been left at our registered office in Jersey.

     Our Board of Directors may appoint any person to be a director, either to fill a casual vacancy or as an additional director. Any director so appointed shall hold office only until the next Annual General Meeting and shall then be eligible for re-appointment, but shall not be taken into account in determining the directors who are to retire by rotation at such meeting.

     The following director, already being a member of our Board of Directors and eligible for re-election, retires by rotation and is nominated for re-election at this Annual General Meeting.

The Viscount Trenchard        Lord  Trenchard, age 56, has  been a non-executive
                              director since August 1999. He is a Senior Adviser to Prudential Financial, Inc., Chairman of

                              Endsleigh Fishing Club Limited, Chairman of The Dejima Fund Limited and a director of Stratton Street PCC Limited. He was Director General of the European Fund and Asset Management Association from 2005 to 2006. Previously, he was a director of Robert Fleming and Co. Limited and Head of Japanese Investment Banking from 1996 to 2000. Prior to that, he was a director of Kleinwort Benson Limited from 1986 to 1996, whose Tokyo office he managed for many years. Lord Trenchard is a member of the Audit and Business Development Committees.

     Subject to re-election, The Viscount Trenchard will be required to retire by rotation again at the Annual General Meeting in 2010, provided that no additional directors are appointed, or existing directors resign, before that time.

     The Board of Directors recommends a vote FOR the re-election of The Viscount Trenchard as a director.


                PROPOSAL 3 - APPOINTMENT OF INDEPENDENT AUDITORS

     To re-appoint BDO Stoy Hayward, LLP and BDO Seidman, LLP as our independent auditors and to authorize the directors to fix their remuneration.

     We expect that representatives of BDO Stoy Hayward, LLP will be present at the Annual General Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions. BDO Stoy Hayward, LLP and BDO Seidman, LLP were appointed as our auditors in July 2002.

     The Board of Directors recommends a vote FOR the proposal to re-appoint BDO Stoy Hayward, LLP and BDO Seidman, LLP as our independent auditors and to authorize the directors to fix their remuneration. Shareholder approval of auditors is a legal requirement, and if shareholders were to reject this proposal, the directors would have to appoint another independent auditor.


                        BOARD OF DIRECTORS AND COMMITTEES

     Biographical information about each director continuing in office is provided below:

Arthur I. Trueger             Mr.Trueger, age 58, is the founder and a principal
Executive Chairman            shareholder of Berkeley Technology Limited. He has
                              worked  for us for more  than 30 years  and  holds
                              A.B., M.A. and J.D. degrees from the University of California.

Director continuing in office for a term expiring in 2008:

Victor A. Hebert              Mr. Hebert,  age  70,  has  been  a  non-executive
Deputy Chairman               director  since  the  Company's  incorporation  in
                              January 1985 and Deputy  Chairman  since  February
                              1996. He is a senior member of the law firm Heller
                              Ehrman LLP in San Francisco, California, having joined the firm in 1962. He also serves as Secretary to Nextest Systems Corporation. Mr.
                              Hebert is a member of the Compensation Committee.

Director continuing in office for a term expiring in 2009:

Harold E. Hughes, Jr.         Mr. Hughes,  age  61,  has  been  a  non-executive
                              director since January 1987. He is Chief Executive
                              Officer  and  a  director  of  Rambus,   Inc.,   a
                              chip-semiconductor interface supplier. Previously,
                              he was  Chairman  of Pandesic  LLC,  an  eCommerce
                              software   supplier   owned   jointly   by   Intel
                              Corporation  and SAP, from 1997 to 2000.  Prior to
                              Pandesic, he was employed by Intel Corporation for 23 years, during which time he held a number of positions in financial and operational management. He also serves on the board of Xilinx, Inc. Mr. Hughes is a member of the Audit, Business
                              Development and Compensation Committees.

     The above retirement dates assume that no additional directors are appointed, or existing directors resign, during the period. Retiring directors are eligible for re-election.

Meetings of the Board

     Our Board of Directors held four meetings during 2006. The Board has three committees: Audit, Compensation and Business Development. The Audit Committee held four meetings during 2006, and there were no meetings held by the
Compensation Committee and the Business Development Committee. Director attendance at all Board and committee meetings was 100% during 2006.

Committees of the Board

Audit Committee

Members:  Harold E. Hughes, Jr. (Chairman), The Viscount Trenchard

     Our Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A (as amended and restated on February 18, 2005). The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the adequacy of (i) the financial reporting process (including reviewing the selection, application and disclosure of critical accounting policies), (ii) financial information that will be provided to shareholders and others, (iii) the systems of internal financial controls that management and the Board have established, and (iv) our audit process and to consider issues raised by the independent auditors. In addition, the Audit Committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, our independent auditors. During 2006, the Audit Committee met four times. The functions of our Audit Committee and its activities during 2006 are further described in the "Report of the Audit Committee of the Board of Directors" below.

Compensation Committee

Members:  Victor A. Hebert, Harold E. Hughes, Jr.

     Our Board of Directors has adopted a written charter for the Compensation Committee, which is attached to this Proxy Statement as Appendix B. The Compensation Committee approves all elements of compensation for the Executive Chairman, including bonuses, other than grants of share options. The Compensation Committee recommends all grants of share options for the Executive Chairman, executive officers and employees to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. During 2006, the Compensation Committee did not hold any meetings. The responsibilities of our Compensation Committee ands its activities during 2006 are further described in the "Compensation Discussion and Analysis" section below.

Business Development Committee

Members:  Harold E. Hughes, Jr., The Viscount Trenchard

     The Business Development Committee was established on March 31, 2001 for the purpose of dealing generally with all aspects of new business areas, including expanding existing business internationally. Formal committee meetings are not generally held, as individual committee members undertake specific responsibilities for areas of new business development. During 2006, the Business Development Committee did not hold any meetings.

Nomination Committee

     Due to the small size of the Board, it is considered unnecessary for there to be a specific Nomination Committee and the whole Board acts in this capacity as and when required. The Board of Directors is comprised of four members (three of whom are non-executive directors). The non-executive directors are also all independent as defined by the New York Stock Exchange listing standards.

     The Board of Directors meets quarterly and any nominations arising would normally be considered at those quarterly meetings. There is no written charter for the Board in relation to nominations and one is not considered necessary due to the infrequency of new Board appointments. If and when Board vacancies arise, the Board would consider applicants from a wide range of sources including recommendations from any existing director or officer. The Company may also use a third-party search firm depending upon the circumstances at the time of the vacancy. While there are no minimum qualifications as such for nominees, the Board would look for candidates with appropriate experience and background relative to the requirements of the Company at the time of the nomination. The Board does not accept unsolicited shareholder recommendations due to the small size of the Board, which is considered appropriate for the Company, and the infrequency of new Board appointments.

     No nominations for director were received for consideration during 2006 or 2007 to date.


                             DIRECTORS' COMPENSATION

Annual Compensation

     Each director receives a base annual fee of $3,750, except for the Executive Chairman who, effective June 30, 2001, no longer receives this fee. The Deputy Chairman receives an additional annual fee of $5,000. Each director on the Audit Committee and Compensation Committee receives an additional annual fee of $3,750, and each director on the Business Development Committee receives an additional annual fee of $5,000. Lord Trenchard receives an additional annual fee of $10,000 for administrative duties performed for the Company in Jersey.

Share Option Plan

     Under The London Pacific Group 1990 Employee Share Option Trust, a non-executive director may be granted options to purchase our Ordinary Shares, generally at an option exercise price equal to the market value of the Ordinary Shares as of the date of the grant. Options expire seven or ten years from the date of grant. Under this plan, no options were granted to non-executive directors during 2006; however, on March 27, 2007, each non-executive director was granted 50,000 options with an exercise price equal to the market value of the Ordinary Shares on the grant date ($0.10) and vesting over four years.

     The Executive Chairman makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust in relation to such grants to the non-executive directors.

                  Director Summary Compensation Table for 2006

                                                                           Change in
                                                                            Pension
                                Fees                                       Value and
                               Earned                         Non-Equity  Nonqualified
                                 or                            Incentive    Deferred
                              Paid in    Stock     Option        Plan    Compensation   All Other
          Name                  Cash     Awards   Awards (1) Compensation  Earnings   Compensation(2)   Total
                                 $         $          $           #           $             $             $
----------------------------------------------------------------------------------------------------------------
Harold E. Hughes, Jr.         16,250         0           0           0            0             0        16,250
----------------------------------------------------------------------------------------------------------------
Victor A. Hebert              12,500         0           0           0            0             0        12,500
----------------------------------------------------------------------------------------------------------------
Viscount Trenchard            12,500         0           0           0            0        10,000        22,500
----------------------------------------------------------------------------------------------------------------

(1) On March 27, 2007, each non-executive director was granted 50,000 share options with an exercise price equal to the market value of our Ordinary Shares on the grant date ($0.10) and vesting over four years. The grant date fair value of each 50,000 option award was $3,245.

(2) Amount reflects an additional annual fee of $10,000 for administrative duties performed for the Company in Jersey.


               LEGAL PROCEEDINGS INVOLVING OFFICERS AND DIRECTORS

     No material legal proceedings have been made against any of our executive officers or directors with respect to their duties to the Company.

             INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL
                 SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to beneficial ownership of Ordinary Shares as of March 31, 2007 for each person who is known by us to own beneficially more than 5% of the Ordinary Shares (including Ordinary Shares underlying ADRs), for directors and executive officers named in the Summary Compensation Table on page 10 of this Proxy Statement, and for all directors and executive officers as a group:

                                                           Amount and Nature of Ownership (1)
                                        --------------------------------------------------------------------------
                                                                 Options
                                             Number of         Exercisable         Total Shares       Percent of
                                              Ordinary      Within 60 Days of      Beneficially      Outstanding
                Name                       Shares Owned     March 31, 2007 (2)        Owned        Ordinary Shares
------------------------------------------------------------------------------------------------------------------

Arthur I. Trueger                           19,260,693          2,000,000 (8)      21,260,693               33.0%
650 California Street, Suite 2600
San Francisco, California 94108
------------------------------------------------------------------------------------------------------------------
The London Pacific Group                    13,084,681                  -          13,084,681               20.3%
1990 Employee Share
Option Trust (2) (3)
Whiteley Chambers, Don Street
St. Helier, Jersey JE4 9WG
Channel Islands
------------------------------------------------------------------------------------------------------------------
Victor A. Hebert (4)                            45,000            20,000 (8)           65,000                   *
------------------------------------------------------------------------------------------------------------------
Harold E. Hughes, Jr.                                -            40,000 (8)           40,000                   *
------------------------------------------------------------------------------------------------------------------
The Viscount Trenchard                               -            20,000 (8)           20,000                   *
------------------------------------------------------------------------------------------------------------------
Ian K. Whitehead                                   400         1,700,000            1,700,400                2.6%
------------------------------------------------------------------------------------------------------------------
All directors and executive                 19,306,093         3,780,000           23,086,093               35.8%
  officers as a group (2)
------------------------------------------------------------------------------------------------------------------
Peter Gyllenhammar (5)                       4,095,000                  -           4,095,000                6.4%
39 Cornhill
London EC3V 3NU, England
------------------------------------------------------------------------------------------------------------------
SC Fundamental Value                         5,634,240                  -           5,634,240                8.7%
Fund, L.P. (6)
747 Third Avenue, 27th Floor
New York, New York  10017
------------------------------------------------------------------------------------------------------------------
SC Fundamental Value                         4,079,970                  -           4,079,970                6.3%
BVI, Ltd. (7)
C/o Citco Fund Services (Cayman
Islands) Limited
Corporate Centre
West Bay Road
P.O. Box 31106 SMB
Grand Cayman, Cayman Islands
British West Indies
------------------------------------------------------------------------------------------------------------------

* Amount represents less than one percent.

(1)  Except as described in footnote (4) below, each director and executive officer has sole voting and investment power with respect to his shares.

(2)  The shares underlying the 3,780,000 options exercisable are also included in the 13,084,681 shares held by The
     London Pacific Group 1990 Employee Share Option Trust.


                                       7


(3)  The Trustees of The London Pacific Group 1990 Employee Share Option Trust are entitled to notice of, and to vote at the Meeting, with each share entitling them to one vote. The Trust has waived its entitlement to dividends on any shares held. Victor A. Hebert, Deputy Chairman and a non-executive director, is one of the two trustees of the Trust.

(4)  The number of Ordinary Shares owned by Mr. Hebert includes 40,000 shares held in a pension and profit sharing trust for the benefit of Mr. Hebert over which he has shared voting and investment power. The total number of shares beneficially owned by Mr. Hebert does not include any shares owned by The London Pacific Group 1990
     Employee Share Option Trust, of which Mr. Hebert is one of the two trustees, and as to which shares Mr. Hebert disclaims any beneficial interest, except for his options covering 20,000 shares.

(5)  We were notified on March 9, 2005 that Forvaltnings AB Bronsstadet, a company wholly-owned by Mr. Peter
     Gyllenhammar, acquired 945,000 Ordinary Shares on March 7, 2005. At the same time, we were notified that Erudite
     UK Limited, a company also wholly-owned by Mr. Gyllenhammar, transferred the 1,100,000 Ordinary Shares it owned to Forvaltnings AB Bronsstadet, resulting in that company owning 2,045,000 Ordinary Shares, and that given Mr.
     Gyllenhammar's interest in The Union Discount Company of London Limited ("Union Discount"), which owns 2,050,000
     Ordinary Shares, Mr. Gyllenhammar is now interested in a total of 4,095,000 Ordinary Shares.

(6)  Based on a notification received on April 3, 2006 which also indicated that 3,067,740 of the Ordinary Shares owned are held in ADR form.

(7)  Based on a notification received on April 3, 2006 which also indicated that 2,221,470 of the Ordinary Shares owned are held in ADR form.

(8)  1,000,000 of the options held by Mr. Trueger expired on April 6, 2006. 20,000 of the options held by Mr. Hebert,
     20,000 of the options held by Mr. Hughes and 20,000 of the options held by The Viscount Trenchard expired on
     October 5, 2006.


                            EQUITY COMPENSATION PLAN

     The following table is a summary of selected information for our equity compensation plan as of December 31, 2006:


                                          Number of Shares to         Weighted-Average            Number of Shares
                                      be Issued Upon Exercise        Exercise Price of     Remaining Available for
                                      of Outstanding Options,     Outstanding Options,       Future Issuance Under
                                          Warrants and Rights      Warrants and Rights    Equity Compensation Plan
-------------------------------------------------------------------------------------------------------------------

Equity compensation plan
  approved by shareholders (1)                      5,225,000 (2)                $2.59                         (2)
-------------------------------------------------------------------------------------------------------------------

(1)  Relates to The London Pacific Group 1990 Employee Share Option Trust ("ESOT").

(2)  Our equity compensation plan does not contain a limit on the number of options that may be granted to employees.
     However, the plan does not allow for the issuance of previously authorized and unissued shares to meet the obligations of the plans upon an employee option exercise. When an option is granted, the trust that administers the plan borrows funds from us or one of our subsidiaries and uses those funds to purchase the number of shares underlying the option grant. The maximum loan allowed in any given year is equal to 5% of the Group's consolidated net assets as of the end of the previous fiscal year.

                             EXECUTIVE COMPENSATION

                      Compensation Discussion and Analysis

Overview of Compensation

     The Compensation Committee of the Board of Directors ("the Committee") has responsibility for establishing and implementing the Company's executive compensation policy. Throughout this Proxy Statement, the individuals who served as the Company's Executive Chairman (Principal Executive Officer) and Chief Financial Officer during 2006 are referred to as the "named executive officers" of the Company. We have no other named executive officers.

Compensation Philosophy and Objectives

     It is the philosophy of the Committee and the Company's management that in order to meet our goal of increasing long-term shareholder value, we must develop and maintain a compensation program that (i) attracts, motivates and retains qualified executives and (ii) aligns the financial rewards of our management with those of our shareholders.

     The Committee believes that the best interests of shareholders and executives will be clearly aligned by providing executives and employees an opportunity to increase their ownership in the Company. The Committee reviews the recommendations made by management for the award of share option grants to executives and employees and if, concurring, the Committee then recommends all grants of share options for executive officers and employees to the Trustees of the London Pacific Group 1990 Employee Share Option Trust.

Role of Company Management in Compensation Decisions

     The Committee makes decisions regarding the compensation of the Executive Chairman. The Executive Chairman annually reviews compensation for the other named executive officer (the Chief Financial Officer) who takes into account the performance of the Group and the contribution made by the Chief Financial Officer to the Group during the previous twelve months. Annual bonus awards to the Chief Financial Officer are also determined by the Executive Chairman.

     The number of share options held by the Chief Financial Officer is reviewed annually by the Executive Chairman. Additional share option grants to the Chief Financial Officer are recommended by the Executive Chairman, at his discretion, to the Compensation Committee, which makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust.

Establishing Executive Compensation

     Compensation for our named executive officers includes salary and generally an annual bonus award. All executive officers hold share options, but share options are not necessarily granted every year. In establishing the level of compensation for each executive officer, the Committee (in the case of the Executive Chairman) and/or the Executive Chairman (in the case of the Chief Financial Officer) consider many factors, with the primary factor being the Group's operating performance and financial position. Other factors include the executive officer's contribution to the advancement of the Group's operating performance and financial position, strategic accomplishments such as the development of new customers or new services and products, the development of the Group's senior management team and the executive officer's seniority.

Executive Compensation Components

Base Salary and Annual Incentive Compensation

     For 2006, our executive officers received an annual salary, but no bonuses related to the prior year were paid, and no bonuses will be paid relating to 2006, due to the Company's net operating loss position for both years. In addition, the Company is continuing to conserve cash in light of its efforts to redevelop its venture capital and consulting business.

     Mr. Trueger and Mr. Whitehead currently receive salaries of $300,000 and (pound)150,000 (approximately $294,000 at an exchange rate of (pound)1 = $1.96), respectively. Since 2002, Mr. Whitehead has agreed to waive (pound)350,000 (approximately $686,000) out of his base salary of (pound)500,000 (approximately $980,000) until he gives further notice.

     For 2006, the Chairman of the Compensation Committee discussed with Mr. Trueger his annual salary and incentive compensation with the conclusion that no change in compensation from the prior year was warranted.

Long-term Incentive Plan

     Share options may be granted to the Executive Chairman under The London Pacific Group 1990 Employee Share Option Trust. The Compensation Committee of the Board of Directors considers the responsibilities and performance of the Executive Chairman and the performance of the Group when determining the number of options to be recommended to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. The Trust may grant share options to other officers and employees, following recommendations from the Executive Chairman to the Compensation Committee, which, if concurring, makes recommendations to the trustees of the Trust. The objectives of this plan include retaining the best personnel and providing for additional performance incentives.

     Generally, option grants to the Executive Chairman are fully vested on the date of grant and expire seven or ten years from the date of the grant.

     Option grants to the Chief Financial Officer and other employees are exercisable generally in four equal installments beginning one year from the date of the grant, subject to employment continuation, and expire seven or ten years from the date of the grant.

     During 2006, there were 1,000,000 share options that expired in respect of the Executive Chairman. There were no share option grants made in 2006 to the named executive officers. On March 27, 2007, the Chief Financial Officer was granted 1,000,000 share options with an exercise price equal to the market value of our Ordinary Shares on the grant date ($0.10) and vesting over four years.

     There were no option exercises during 2006 under The London Pacific Group 1990 Employee Share Option Trust by the named executive officers. The value of the share options held by them as of December 31, 2006 is shown in the table below.

Pension Plan

     The Group has a defined contribution plan for the Chief Financial Officer. This plan was established in 2000, with $50,005 contributed during the year ended December 31, 2006.

Deferred Compensation Plan

     The Company currently does not offer a deferred compensation plan for executive officers or employees.

Perquisites and Other Executive Benefits

     The Company currently does not offer any perquisites or other executive benefits to its executive officers.

Employment Contracts

     Mr. Whitehead joined us in September 1990 as Chief Financial Officer. The Company extended an employment letter to Mr. Whitehead. His employment is terminable either by the Company on twelve (12) months written notice or by Mr. Whitehead on six (6) months written notice.

     The Executive Chairman does not have a contract of service with the Company.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     Management of the Company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulations S-K, and the Committee has reviewed and discussed it with management. Based on this review and discussion, the Committee has recommended that the Compensation Discussion and Analysis be included in this Proxy Statement for the Company's 2007 annual meeting of shareholders.


                             COMPENSATION COMMITTEE
                           Victor A. Hebert (Chairman)
                              Harold E. Hughes, Jr.


                           SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and non-cash compensation paid to our Executive Chairman and Chief Financial Officer for the last three fiscal years:

                                                                              Change in
                                                                               Pension
                                                                 Non-Equity   Value and
                                                                 Incentive   Nonqualified
Name and Principal                                                  Plan      Deferred      All Other
     Position                                  Stock    Option     Compen-   Compensation    Compen-
                    Year   Salary     Bonus    Awards  Awards(1)   sation      Earnings     sation(2)    Total
                              $         $        $         $          #          $            $           $
------------------------------------------------------------------------------------------------------------------
Arthur I.           2006     300,000        0        0          0         0            0           0      300,000
Trueger,            2005     300,000        0        0          0         0            0           0      300,000
Executive Chairman  2004     300,000        0        0          0         0            0           0      300,000
------------------------------------------------------------------------------------------------------------------
Ian K.              2006     277,806        0        0     38,198         0            0      50,005      366,009
Whitehead (3),      2005     273,920        0        0     65,025         0            0      49,255      388,202
CFO                 2004     274,750        0        0     54,775         0            0      49,455      378,979
------------------------------------------------------------------------------------------------------------------

(1)  Amount reflects the compensation expense recognized by Berkeley Technology Limited for financial statement reporting purposes with respect to stock options during the 2006 fiscal year in accordance with SFAS 123R.
     For prior year amounts and a discussion of the assumptions made in the valuation, refer to Note 1 to our consolidated financial statements included in our Form 10-K for the year ended December 31, 2006.

     On March 27,  2007, Mr. Whitehead was granted 1,000,000 share options with an exercise price equal to the market value of our Ordinary Shares on the grant date ($0.10) and vesting over four years. The grant date fair value of these options was $64,900.

(2)  Amount represents pension plan contributions.

(3)  Salary and pension plan contribution amounts for Mr. Whitehead do not include amounts that were waived by Mr.
     Whitehead. See discussions under "Base Salary and Annual Incentive Compensation" on page 10 and "Potential
     Payments Upon Termination or Change in Control" on page 12.

                           GRANTS OF PLAN BASED AWARDS

                       Estimated Future Payouts    Estimated Future Payouts   All Other  All Other
                        Under Equity Incentive      Under Equity Incentive      Stock      Option                Grant
                              Plan Awards                 Plan Awards          Awards:     Awards:   Exercise   Date Fair
                       --------------------------  -------------------------- Number of   Number of   or Base    Value of
                                                                              Shares of  Securities  Price of   Stock and
               Grant    Thresh-           Maxi-     Thresh-           Maxi-    Stock or  Underlying   Option     Option
    Name       Date       old    Target    mum       old     Target    mum      Units      Options     Awards     Awards
                           $       $        $         #        #         #          #          #        $/Sh        $
--------------------------------------------------------------------------------------------------------------------------
Arthur I.
Trueger                       0       0        0         0        0        0           0          0          0          0
--------------------------------------------------------------------------------------------------------------------------
Ian K.        May 13,
Whitehead      2005           0       0        0         0        0        0           0  1,000,000      $0.15    $61,500
--------------------------------------------------------------------------------------------------------------------------



                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                   Option Awards                                          Stock Awards
             ------------------------------------------------------------ -----------------------------------------------
                                                                                                                Equity
                                                                                                              Incentive
                                                                                                    Equity       Plan
                                                                                                   Incentive    Awards:
                                       Equity                                                        Plan      Market or
                                      Incentive                                                     Awards:     Payout
               Number     Number of     Plan                                                       Number of   Value of
                 of      Securities    Awards:                                           Market     Unearned   Unearned
             Securities  Underlying   Number of                            Number of    Value of     Shares,    Shares,
             Underlying    Unexer-    Securities                           Shares or   Shares or    Units or   Units or
              Unexer-       cised     Underlying                            Units of    Units of      Other      Other
               cised       Options   Unexercised  Option      Option         Stock     Stock That    Rights     Rights
              Options:     Unexer-     Unearned  Exercise   Expiration    That Have     Have Not   That Have   That Have
    Name     Exercisable   cisable      Options    Price       Date       Not Vested    Vested     Not Vested  Not Vested
                  #           #           #          $                         #           $           #           $
-------------------------------------------------------------------------------------------------------------------------
Arthur I.
Trueger        2,000,000           0           0    $5.40    May 17, 2011           0           0           0          0
-------------------------------------------------------------------------------------------------------------------------
Ian K.           200,000           0           0    $2.46    May 17, 2011           0           0           0          0
Whitehead      1,000,000           0           0    $0.43    Jun 10, 2012           0           0           0          0
                 250,000     750,000           0    $0.15    May 13, 2015           0           0           0          0
-------------------------------------------------------------------------------------------------------------------------



                        OPTION EXERCISES AND STOCK VESTED

     There were no option exercises during 2006 under The London Pacific Group 1990 Employee Share Option Trust by the named executive officers.


            POTENTIAL PAYMENTS UPON TERMINATION OR change in CONTROL

     The Company entered into an employment letter agreement with Mr. Whitehead in 1990. The agreement does not provide for a fixed term. If Mr. Whitehead's employment is terminated by the Company other than for cause, he will be entitled to receive one year's written notice and to be paid at his full annual salary of (pound)500,000 (approximately $980,000 at an exchange rate of (pound)1 = $1.96). In addition, the Company will be obligated to make monthly contributions to the defined contribution pension plan set up for Mr. Whitehead for the one year notice period in the annual amount of (pound)36,000 (approximately $71,000). If Mr. Whitehead's employment is terminated because of disability, he will be entitled to receive a payment equal to his full annual salary of (pound)500,000 (approximately $980,000) in lieu of one year's notice. The Company cannot terminate Mr. Whitehead's employment due to disability for a period of six months, during which time the Company must continue to pay Mr. Whitehead his monthly salary, currently (pound)150,000 on an annual basis (approximately $294,000) after his (pound)350,000 salary waiver as discussed on page 10.

     Mr. Trueger does not have a contract of service with the Company.

     Under a December 31, 2006 termination scenario, all vested and unvested share options held by Mr. Trueger and Mr. Whitehead were out-of-the-money on that date, and thus no share options would have been exercised and no value would have been received by them.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are neither professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to them and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with generally accepted accounting principles.

     The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2006 with the Company's management and with the Company's independent auditors, BDO Stoy Hayward, LLP and BDO Seidman, LLP. The Audit Committee discussed with BDO Stoy Hayward, LLP and BDO
Seidman, LLP the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee received the written disclosures and the letter from BDO Stoy Hayward, LLP and BDO Seidman, LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with BDO Stoy Hayward, LLP and BDO Seidman, LLP its independence. The Audit Committee considered and believes that the performance of services related to "Audit-Related Fees" and "Tax Fees" is compatible with maintaining the independence of BDO Stoy Hayward, LLP and BDO Seidman, LLP.

     For the years ended December 31, 2006 and 2005, BDO Stoy Hayward, LLP and BDO Seidman, LLP billed or will bill the Company for the following fees:

                                                 2006                      2005
                                                 ----                      ----
         Audit Fees                          $181,234                  $163,183
         Audit-Related Fees (1)                $8,904                    $8,760
         Tax Fees (2)                          $7,965                    $9,021
         All Other Fees                            $0                        $0


(1) Related to the audits of our insurance regulatory reports.

(2) Related to tax compliance services.


     Based on the Audit Committee's review and discussions above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

     The Audit Committee pre-approved all audit and permissible non-audit related fees incurred with the Company's independent auditors.

     The Audit Committee has considered and concluded that the provision of the non-audit services in the table above is compatible with maintaining the independence of BDO Stoy Hayward, LLP and BDO Seidman, LLP.

                                 AUDIT COMMITTEE
                        Harold E. Hughes, Jr. (Chairman)
                             The Viscount Trenchard


            OTHER INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Related Person Transactions

     We paid legal fees of approximately $1,000 during 2006 to a law firm of which one of our directors, Victor A. Hebert, is a member.

     The  Board  of  Directors  reviews  all  related  person  transactions,  or
potential   related  person   transactions,   for   ratification,   revision  or
termination.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee during 2006 were Victor A. Hebert and Harold E. Hughes, Jr., neither of whom has ever been an executive officer or employee of the Group. No interlocking relationship exists, or in the past fiscal year has existed, between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

     Victor A. Hebert is a senior member of the law firm Heller Ehrman LLP in San Francisco, California. We retain this law firm from time to time as legal counsel on various matters.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and related regulations require our directors, executive officers, and anyone holding more than 10% of the Company's Ordinary Shares to report their initial ownership of the Company's Ordinary Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC"). We are required to disclose in this Proxy Statement the failure of any reporting person to file these reports when due. To our knowledge, based solely on our review of copies of such reports received by us, we believe that during 2006, all reporting persons of the Company satisfied these filing requirements.


                                 CODE OF ETHICS

     On November 12, 2003, the Board of Directors adopted a Code of Ethics (the "Code") applicable to the Company's Chief Executive Officer, Chief Financial Officer, Controller, all other officers of the Company, or any other person serving in an equivalent position. This Code embodies our commitment to conduct business in accordance with the highest ethical standards and applicable laws, rules and regulations. The Code was filed as Exhibit 14.1 to our Form 10-K for the year ended December 31, 2003, filed with the SEC on March 10, 2004.

                                  OTHER MATTERS

     We know of no other matters to be presented at the Annual General Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the Meeting, the persons named as proxies will have discretionary authority to vote the shares underlying the ADRs represented by the accompanying proxy in accordance with their own judgment.


                             ADDITIONAL INFORMATION

Communications with the Board

     Security holders may send communications to the Board, or any member of it, care of the Secretary at the Group's head office in Jersey. Any appropriate delivery instructions clearly marked on the face of the communication or its envelope will be adhered to. Communications to the Board or any member of the Board, without such specific delivery instructions, will be dealt with at the discretion of the Company's Secretary, and if necessary, in conjunction with the Company's Executive Chairman.

Shareholder Proposals for 2008 Annual General Meeting

     ADR holders are entitled to present proposals for action at a forthcoming meeting of shareholders if they comply with the requirements of the SEC's proxy rules. Any proposals intended to be presented at the 2008 Annual General Meeting of Shareholders of Berkeley Technology Limited must be received at our registered office in Jersey, Channel Islands on or before December 28, 2007 in order to be considered for inclusion in our proxy materials relating to such meeting.

Availability of Annual Report on Form 10-K

     A copy of our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC, will be furnished without charge to ADR holders upon receipt by us of a request addressed to:

                       Robert A. Cornman
                       Secretary
                       Berkeley Technology Limited
                       Minden House, 6 Minden Place
                       St. Helier, Jersey JE2 4WQ
                       Channel Islands

     The enclosed form of proxy has been prepared at the direction of the Company, of which you are an ADR holder, and is sent to you at the request of our Board of Directors.


BERKELEY TECHNOLOGY LIMITED
By Order of the Board of Directors

/s/Robert A. Cornman
Robert A. Cornman
Secretary

St. Helier
Jersey, Channel Islands

April 26, 2007

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER
                      Adopted by the Board of Directors of
                           Berkeley Technology Limited
                    Amended and Restated on February 18, 2005


Composition:

     The Audit Committee shall be composed of two or more directors, as determined by the Board of Directors, each of whom shall meet the independence and financial literacy requirements of the Securities Exchange Commission (SEC), and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and such other attributes necessary to satisfy the "audit committee financial expert" requirements established by the SEC's final rules ("Final Rules") implementing Section 407 of the Sarbanes-Oxley Act of 2002, as amended (the "Act").

     In determining if each member of the Audit Committee satisfies the minimum standards for being considered "independent" under the Final Rules, no such member (or the member's family, law firm, accounting firm, consulting firm, investment banking firm or financial advisory firm) shall (x) accept or receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees for board or board committee service, or (y) be an affiliated person of the Company or any of its subsidiaries, other than in the capacity of a Director of the Company.

     Unless a chairperson is designated by the Board of Directors, the members of the Audit Committee may appoint their own chairperson by majority vote.

Responsibilities:

1.   Select,  nominate,  appoint,  retain  (or  terminate)  and  compensate  the
     Company's independent auditors; directly evaluate and oversee the performance of the independent auditors and, if so determined by the Audit Committee, replace the independent auditors, it being acknowledged that the independent auditors are ultimately accountable to the shareholders of the Company. In addition, the Audit Committee shall review the range and cost of audit and non-audit services performed by the independent auditors; approve in advance the engagement of the independent accounting firm for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement. The Audit Committee shall meet as often as is necessary, holding such regular or special meetings as may be called by the Chairman of the Audit Committee, or at the request of the independent auditors. The Audit Committee shall ensure that the independent auditors report directly to the Audit Committee, not management.

2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditors submit to the Audit Committee regarding the auditors' independence in accordance with the Act, the Final Rules, and Independence Standards Board Standard No. 1, discuss such reports with the auditors and, if so determined by the Audit Committee in response to such reports, take appropriate action to address issues raised by such evaluation, and ensure the rotation of the lead audit partner having primary responsibility for the audit, as required by law.

3. Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as it may be amended, modified or supplemented, and in particular, describing all relationships between the independent auditors and the Company, and discuss with the independent auditors any relationships or services that may impact their objectivity or independence; and confer with

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

     the independent auditors and management concerning the scope of the independent auditors' examination of the books and records of the Company and its subsidiaries; direct the attention of the independent auditors to specific matters or areas deemed by the Audit Committee to be of special significance; and authorize the independent auditors to perform supplemental reviews or audits as the Audit Committee may deem necessary, appropriate or desirable.

4. Instruct management and the independent auditors that the Audit Committee expects to be informed if there are any subjects that require special attention or if they perceive any significant weaknesses in the Company's information and reporting systems, as well as significant risks, exposures, complex or unusual transactions, audit activities and audit findings; review with the independent auditors any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to requested or required information and any significant disagreement among management and the independent auditors in connection with the preparation of financial statements.

5. Meet with management and the independent auditors to discuss the annual financial statements and the report and opinion of the independent auditors thereon, and to discuss significant issues encountered in the course of the audit work, including significant changes in accounting principles or the application therein, restrictions on the scope of activities, access to required information and adequacy of internal financial controls; discuss with management all Section 302 and Section 906 certifications required by the Act, and review management's report on internal controls and the independent auditor's attestation on management's assertions as required by
     Section 404 of the Act.

6. Review the management letter delivered by the independent auditors in connection with the audit, earnings press releases, including pro forma or adjusted non-GAAP information, and other financial information or earnings guidance given to analysts and rating agencies.

7. Meet quarterly with management and the independent auditors to review interim financial statements, and to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the Chairman of the Audit Committee.

8. Meet at least once each year in separate executive sessions with management and the independent auditors to discuss matters that any of them or the Audit Committee believes could significantly affect the financial statements and should be discussed privately; discuss alternative treatments of financial information within generally accepted accounting principles that the independent auditors have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors, as well as regulatory and accounting initiatives, off-balance sheet structure on the financial statements of the Company. In addition, the Audit Committee shall perform an annual self-evaluation.

9. Have such meetings with management and the independent auditors as the Audit Committee deems necessary, appropriate or desirable to discuss significant financial risk exposures facing the Company and management's plans for monitoring and controlling such exposures; and to obtain from the independent auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries; review and discuss with management the adequacy of the Company's internal controls and procedures for financial reporting.

10. Review significant changes to the Company's accounting principles and practices proposed by the independent auditors or management.

11. Conduct or authorize such inquiries into matters within the Audit Committee's scope of responsibility as the Audit Committee deems appropriate and as otherwise required by the Act and the Final Rules. The Audit Committee shall review all related party transactions on an ongoing basis and approve any related party transaction. The Audit Committee shall be empowered to retain independent counsel and other professional advisors, including counsel, as it deems necessary to carry out its duties and to

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

     assist in the conduct of any such inquiries. The Audit Committee shall also establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

12. Provide minutes of Audit Committee meetings to the Board of Directors, and report to the Board of Directors on any significant matters arising from the Audit Committee's work.

13. At least annually, review and reassess this charter, the Audit Committee's budget, staffing and independence, and, if appropriate, recommend proposed changes to the Board of Directors.

14. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

15. In the performance of its responsibilities, the Audit Committee is the representative of the shareholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

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






                                   APPENDIX B


                         COMPENSATION COMMITTEE CHARTER
                      Adopted by the Board of Directors of
                           Berkeley Technology Limited
                                on March 20, 2007


A.  Purpose

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to compensation of the Company's Chief Executive Officer, Chief Financial Officer and Named Executive Officers (as hereinafter defined). The Committee shall exercise its responsibilities under this Charter in a manner consistent with the Company's goal of maintaining compensation policies and practices and employee benefit plans that (i) promote the competitive position of the Company, (ii) are fair to employees, (iii) are consistent with the interests of stockholders and (iv) comply with all applicable accounting rules and regulations, tax laws, securities laws and other regulatory requirements.


B.  Structure and Membership

1. Number. The Compensation Committee shall consist of at least two members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable rules of the Securities and Exchange Commission (the "SEC"), any stock exchange on which the Company's shares are traded, or the Internal Revenue Code, each member of the Compensation Committee shall be an "independent director" as defined by the SEC.

3. Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by vote.

4. Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors.

5. Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.


C.  Authority and Responsibilities

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management, in accordance with its business judgment. The Committee shall evaluate regulatory effects and compliance of employee and Director compensation plans in consultation with management and the Company's advisors. The Committee shall prepare and sign the Compensation Committee Report to be included in the Company's proxy statement for the Annual Meeting of Stockholders.


D.  Compensation Matters

1. CEO Compensation. The Compensation Committee shall annually review and approve corporate goals and objectives relevant to the compensation of the Company's principal executive officer (the "CEO"), evaluate the CEO's performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed from time to time by the Board of Directors), determine and approve the CEO's compensation level based on this evaluation.

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


2. CFO Compensation. The Compensation Committee shall annually review and approve the compensation of the Company's principal financial officer (the "CFO") in accordance with the goals and objectives relevant thereto.

3. Named Executive Officer Compensation. The Compensation Committee shall periodically review and approve, or make recommendations to the Board of Directors, with respect to the three (3) most highly compensated executive officers other than the CEO and CFO (the "Named Executive Officers").

4. Evaluation of CEO, CFO and Named Executive Officer Compensation. The Compensation Committee shall report to the Board of Directors at least annually on its evaluation of the Company's CEO, CFO and Named Executive Officers.

5. Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to salary, bonuses, stock awards, option awards, pension value and nonqualified deferred compensation earnings, and all other compensation and/or perquisites whose value exceeds $10,000 (or such other amount as may be determined by the SEC) for the CEO, CFO and the Named Executive Officers.

6. Incentive Plan Administration. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company's stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees or officers of the Company or any subsidiary of the Company who are not directors or Named Executive Officers of the Company.

7. Compensation Committee Report on Executive Compensation. The Compensation Committee shall annually prepare for inclusion in the appropriate filing with the SEC the Compensation Committee Report, consisting of a brief statement on whether the Compensation Committee discussed the Compensation Discussion & Analysis (the "CD&A") with management, and based on that review and discussion, whether the Committee recommended to the Company's Board of Directors that the CD&A be included in the Company's proxy statement and annual report on Form 10-K.

8. Compensation Committee Report on Re-pricing of Options/SARs. If, during the last fiscal year of the Company, any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to the CEO, CFO or a Named Executive Officer, the Compensation Committee shall furnish the report required by Item 402(i) of Regulation S-K.

9. Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.


E.  Procedures and Administration

1. Meetings. The Compensation Committee shall meet at least annually and as often as it deems necessary in order to perform its responsibilities. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a independent directors.

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

3. Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

4. Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Consulting Arrangements. The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6. Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7. Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8. Annual Self-Evaluation. At least annually, the Compensation Committee shall evaluate its performance. The Chairman of the Compensation Committee, together with the Chairman of the Board, shall determine the form and nature of the annual self-evaluation.



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